Summary of Significant Accounting Policies - Summary of Cost and Estimated Earnings in Excess of Billings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Accounting Policies [Abstract]
Contracts costs incurred plus estimated earnings	¥ 28,797	$ 4,413	¥ 28,797
Less: Progress billings	(28,080)	(4,303)	(14,585)
Total	¥ 717	$ 110	¥ 14,212